UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	January 21, 2014

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. GE Capital Retail Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

On January 21, 2014, GE Capital Credit Card Master Note Trust (the “Trust”) entered into (i) the Seventh Amendment to Master Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), amended certain provisions of the Master Indenture, dated as of September 25, 2003, between the Trust and the Indenture Trustee; (ii) the First Amendment to Trust Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Trust and the BNY Mellon Trust of Delaware (the “Trustee”) amended certain provisions of the Trust Agreement, dated as of September 25, 2003, between RFS Holding, L.L.C. and the Trustee; and (iii) the Omnibus Amendment to Specified Indenture Supplements, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2009-4 Indenture Supplement, dated as of November 24, 2009, the Series 2010-1 Indenture Supplement, dated as of March 31, 2010, the Series 2010-2 Indenture Supplement, dated as of April 7, 2010, the Series 2011-2 Indenture Supplement, dated as of June 16, 2011, the Series 2012-1 Indenture Supplement, dated as of January 25, 2012, the Series 2012-2 Indenture Supplement, dated as of February 2, 2012, the Series 2012-3 Indenture Supplement, dated as of April 18, 2012, the Series 2012-4 Indenture Supplement, dated as of June 20, 2012, the Series 2012-5 Indenture Supplement, dated as of June 20, 2012, the Series 2012-6 Indenture Supplement, dated as of August 29, 2012, the Series 2012-7 Indenture Supplement, dated as of October 17, 2012, and the Series 2013-1 Indenture Supplement, dated as of March 26, 2013, each between the Trust and the Indenture Trustee.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Seventh Amendment to Master Indenture, dated as of January 21, 2014, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas.

4.2	First Amendment to Trust Agreement, dated as of January 21, 2014, between RFS Holding, L.L.C. and BNY Mellon Trust of Delaware.

4.3	Omnibus Amendment to Specified Indenture Supplements, dated as of January 21, 2014, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 21, 2014	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President